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                                                                 EXHIBIT 10.1.14

                                                                [EXECUTION COPY]


                           AMENDMENT NO. 14 AND WAIVER

        AMENDMENT No. 14 and WAIVER ("THIS AMENDMENT") dated as of April 12, 2001 relating to the Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as the same has been amended and restated by Amendment No. 13 and as the same may hereafter be amended from time to time, the "CREDIT AGREEMENT") among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

        The parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

        SECTION 2. Limited Waiver of Compliance with Certain Information Covenants. (a) The Required Banks hereby waive compliance by the Company with Sections 5.01(a), 5.01(c) and 5.01(d) of the Credit Agreement, and any Default arising from its failure to comply with such Sections, during the period from and including April 2, 2001 to but not including April 18, 2001.

        (b) The waiver granted pursuant to subsection (a) shall be limited precisely as written, shall not constitute a waiver of compliance with, or of a Default arising under, any provision of the Credit Agreement except Sections 5.01(a), 5.01(c) and 5.01(d) and shall not constitute a waiver of compliance with, or of a Default under, Sections 5.01(a), 5.01(c) and 5.01(d) at any time after such waiver ceases to be effective. Such waiver shall cease to be effective at 12:01 A.M. (New York City time) on April 18, 2001.

        SECTION 3. Amendment to the Definitions. (a) The definition of "REDUCTION PERCENTAGE" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

        "REDUCTION PERCENTAGE" means (i) with respect to any Debt Issuance, 100%, (ii) with respect to any Equity Issuance, 55%, and (iii) with respect to any Asset Sale, (x) for any Asset Sale that occurs on or prior to September 30, 2001, (A) to the extent the aggregate Net Cash Proceeds of such Asset Sales since the Effective Date (excluding Net Cash Proceeds of any Asset Sale applied to prepay Loans under, or reduce the Commitments under, the New


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Agreement) do not exceed $20,000,000, 100%, (B) to the extent the aggregate Net
Cash Proceeds of such Asset Sales since the Effective Date (excluding Net Cash Proceeds of any Asset Sale applied to prepay Loans under, or reduce the Commitments under, the New Agreement) exceed $20,000,000 but do not exceed $100,000,000, 43.75%, and (C) to the extent the aggregate Net Cash Proceeds of such Asset Sales since the Effective Date (excluding Net Cash Proceeds of any Asset Sale applied to prepay Loans under, or reduce the Commitments under, the New Agreement) exceed $100,000,000, 70%, and (y) 70% for any Asset Sale that occurs after September 30, 2001.

        SECTION 4. Amendment of a Certain Information Covenant. Section 5.01(o) of the Credit Agreement is amended by deleting the words "simultaneously with" and replacing them with the words "within five days after".

        SECTION 5. Amendment of the Minimum Consolidated Net Worth Covenant.
Section 5.08 of the Credit Agreement is amended by:

        (i) substituting the dollar amount "$140,000,000" for the dollar amount "$190,000,000" set forth in the table in Section 5.08 opposite the fiscal quarter ended December 31, 2000; and

        (ii) substituting the dollar amount "$115,000,000" for the dollar amount "$175,000,000" set forth in the table in Section 5.08 opposite the fiscal quarter ended March 31, 2001.

        SECTION 6. Amendment of the Consolidated Leverage Ratio Covenant.
Section 5.09(a) of the Credit Agreement is amended by:

        (i) substituting the ratio "5.80:1" for the ratio "4.85:1" set forth in the table in Section 5.09(a) opposite the period beginning October 1, 2000 and ending December 31, 2000; and

        (ii) substituting the ratio "9.50:1" for the ratio "4.50:1" set forth in the table in Section 5.09(a) opposite the period beginning January 1, 2001 and ending March 31, 2001.

        SECTION 7. Amendment of the Senior Leverage Ratio Covenant. Section 5.09(b) of the Credit Agreement is amended by:

        (i) substituting the ratio "4.10:1" for the ratio "3.50:1" set forth in the table in Section 5.09(b) opposite the period beginning October 1, 2000 and ending December 31, 2000; and

        (ii) substituting the ratio "6.60:1" for the ratio "3.35:1" set forth in the table in Section 5.09(b) opposite the period beginning January 1, 2001 and ending March 31, 2001.

        SECTION 8. Amendment of the Minimum Operating Cash Flow Covenant.
Section 5.10 of the Credit Agreement is amended by:

        (i) adding the words "(in thousands)" immediately after the word "Amount" in the table in Section 5.10;

        (ii) adding the dollar amount "$(101,300)" in the table in Section 5.10 opposite the period beginning January 2001 and ending July 2001; and


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        (iii) adding the dollar amount "$(104,600)" in the table in Section 5.10 opposite the period beginning January 2001 and ending August 2001.

        SECTION 9. Amendment of the Subsidiary Debt Covenant. Section 5.15 of the Credit Agreement is amended by deleting "5%" and substituting in lieu thereof the phrase "(x) prior to June 30, 2001, 7.5% of Consolidated Net Worth and (y) on and after June 30, 2001, 5%".

        SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 11. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof on the date when the following conditions are met:

        (a) the Administrative Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

        (b) the Administrative Agent shall have received payment in full of all fees and expenses payable by the Company in connection with this Amendment pursuant to Section 10.03 of the Credit Agreement.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                ORBITAL SCIENCES CORPORATION


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                THE BANK OF NOVA SCOTIA


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                BANK OF AMERICA, N.A.


                                By
                                  --------------------------------------------
                                Name:
                                Title:



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                                FIRST UNION COMMERCIAL CORPORATION


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                DEUTSCHE BANK AG, NEW YORK
                                 AND/OR CAYMAN ISLAND BRANCHES


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                KEYBANK NATIONAL ASSOCIATION


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By
                                  --------------------------------------------
                                Name:
                                Title:



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                                WACHOVIA BANK, N.A.


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                CHEVY CHASE BANK


                                By
                                  --------------------------------------------
                                Name:
                                Title:


                                MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Administrative Agent
                                 and as Collateral Agent


                                By
                                  --------------------------------------------
                                Name:
                                Title:

Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
  --------------------------------------------
  Name:
  Title:

ORBITAL SPACE SYSTEMS, INC.


By
  --------------------------------------------
  Name:
  Title:



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ORBITAL COMMERCIAL SYSTEMS, INC.


By
  --------------------------------------------
  Name:
  Title:


ORBITAL INTERNATIONAL, INC.


By
  --------------------------------------------
  Name:
  Title:


ORBITAL SERVICES CORPORATION


By
  --------------------------------------------
  Name:
  Title:


ORBITAL NAVIGATION CORPORATION


By
  --------------------------------------------
  Name:
  Title:


ORBLINK LLC


By
  --------------------------------------------
  Name:
  Title: